Exhibit 99.1 February 22, 2024 BofA 2024 Financial Services Conference Tim Welsh Vice Chair, Consumer and Business Banking John Stern Senior Executive Vice President and Chief Financial Officer U.S. Ba ©U ncorp .S. Bank | Confidential 1

Forward-looking statements The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including U.S. Bank National Association, to attract and retain depositors, and could affect the ability of financial services providers, including U.S. Bancorp, to borrow or raise capital; actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; changes to regulatory capital, liquidity and resolution-related requirements applicable to large banking organizations in response to recent developments affecting the banking sector; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of U.S. Bancorp’s loan portfolios or in the value of the collateral securing those loans; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competition from both banks and non-banks; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp’s operational, technology or security systems or infrastructure, or those of third parties; failures to safeguard personal information; impacts of pandemics, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S. Bancorp’s Form 10-K for the year ended December 31, 2023, and subsequent filings with the Securities and Exchange Commission. In addition, U.S. Bancorp’s acquisition of MUB presents risks and uncertainties, including, among others, the risk that any revenue synergies and other anticipated benefits of the acquisition may not be realized or may take longer than anticipated to be realized. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. U.S. Bancorp ©U.S. Bank | Confidential 2

A trusted partner with a strong foundation NYSE Traded USB Assets $663B Branches 2,274 Founded 1863 Deposits $512B ATMs 4,524 Market Cap $65B Loans $374B Regional National International Branch footprint Mortgage, Wealth and Payment Services Business, Commercial & Corporate Banking Investment Services U.S. Bancorp As of 12/31/23, except market cap as of 2/16/24 ©U.S. Bank | Confidential 3

Our differentiated business mix supports consistent growth Payment Services - 25% Consumer & Business Banking - 37% Wealth, Corporate, Commercial & Institutional Banking - 38% Wealth, Corporate, Commercial & Consumer & Business Banking Payment Services Institutional Banking Wealth Management, Asset Management, Capital Markets, Retail Payment Solutions, Branch Banking, Small Business Banking, Global Merchant Acquiring and Consumer Lending, Mortgage Banking and Global Fund Services, Corporate Banking, Commercial Corporate Payment Systems Banking, Commercial Real Estate Omnichannel Delivery Year ended 12/31/23 taxable-equivalent basis. U.S. Bancorp ©U.S. Bank | Confidential 4 Business line revenue percentages exclude Treasury and Corporate Support; see appendix for reconciliation

Evolution of Consumer & Business Banking Five Years Ago Today OUR PRIORITY Becoming central to the financial lives of our clients Traditional Branch Network 50 states #1 #1 “Becoming Central to the financial lives of our customers” Digital mortgage 1 Nationwide deposit Mobile app Discrete Product & Business 2 lending tools generating capabilities Line Focus Digital Deposits Lending Demonstrated Results In-Person Interactions / Winning through Gaining share through Relationships digital + human approach core businesses 1 Keynova Group’s Mobile Banking Scorecard, 3Q 2023 and Insider Intelligence’s Mobile Banking Scorecard, 2022 U.S. Bancorp ©U.S. Bank | Confidential 5 2 Kiplinger’s Best Firms for Customer Service, 2021

Business Composition and National Footprint

Serving **millions of clients** across three major business areas

Consumer Banking	Consumer Lending	Business Banking
› **Healthy deposit franchise** with growing balances › Leading **credit card** portfolio and **digital** experiences	› **Flexible** and **adaptable** business model › **Leading digital platform** across Mortgage, Auto, Leasing, RV, and Marine	› **Integrated ecosystem** of banking, payments, and technology › Deepening relationships with **card**, **payments**, and **digital** capabilities
>8M Clients	**>3M** Clients	**>1M** Clients

A scale player across our businesses, making up 37%[1] of total U.S. Bancorp revenue:

#4	#2	#4	#3	#4
Deposit share, within footprint[2]	Bank mortgage Originator[3]	Bank mortgage Servicer[3]	RV lender market share[4]	SBA lender ranked by volume[5]

[1] Year ended 12/31/23 net revenue taxable-equivalent basis; Excludes Treasury and Corporate Support; Non-GAAP, see appendix for calculations
[2] Among peer banks within 26 state footprint based on FDIC data as of 6/30/23
[3] Inside Mortgage Finance 4Q 2023
[4] Statistical Surveys BDG Lender Report
[5] SBA Lender Report 2023

U.S. Bancorp
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Our Payments Ecosystem is a Key Differentiator Leveraging our payments ecosystem to grow our business banking relationships and expand our wallet share – contributing to meaningful revenue opportunities Payments Ecosystem Business Banking Opportunity Deposits Card issuing Continued momentum and Merchant ü expansion of client relationships Lending processing U.S. Bank Capital Solutions Payments Omni-commerce capabilities Strong business banking revenue Ecosystem Cash Management ü A/R and A/P growth solutions Investment Services Union Bank adds an attractive and ü underpenetrated client base Banking Services Payment Services Human & Digital Data & Technology Significant opportunity to deepen our current relationships and acquire new customers U.S. Bancorp ©U.S. Bank | Confidential 7

Guidance – 1Q and FY 2024 1Q 2024 Guidance 1 Net interest income $4.0B – $4.1B FY 2024 Guidance 1 ~$16.6B+ Net interest income Total noninterest income, Mid-single digit growth 2 as adjusted vs FY 2023 of ~$10.8B Total noninterest expense, ~$17.0B 2 as adjusted 1 Taxable-equivalent basis U.S. Bancorp ©U.S. Bank | Confidential 8 2 Non-GAAP; see appendix for calculations and descriptions of notable items

©U.S. Bank | Confidential 9

Non-GAAP Financial Measures Year Ended ($in millions) December 31, 2023 Line of Business Financial Performance Net Revenue Wealth, Corporate, Commercial and Institutional Banking $ 10,272 Consumer and Business Banking 9,993 Payment Services 6,758 Treasury and Corporate Support 1,121 Total Company 28,144 Less Treasury and Corporate Support 1,121 Total Company excluding Treasury and Corporate Support $ 27,023 Percent of Total Company Wealth, Corporate, Commercial and Institutional Banking 36% Consumer and Business Banking 36% Payment Services 24% Treasury and Corporate Support 4% Total Company 100% Percent of Total Company excluding Treasury and Corporate Support Wealth, Corporate, Commercial and Institutional Banking 38% Consumer and Business Banking 37% Payment Services 25% Total Company excluding Treasury and Corporate Support 100% U.S. Bancorp ©U.S. Bank | Confidential 10

Non-GAAP Financial Measures Year Ended ($ in Millions) December 31, 2023 Total noninterest income $ 10 ,617 Less: notable items (2) (140) Total noninterest income, as adjusted 10,757 Noninterest expense $ 18 ,873 Less: notable items (3) 1,853 Total noninterest expense, as adjusted $ 17,020 U.S. Bancorp ©U.S. Bank | Confidential 11 (2), (3) – See slide 12 for corresponding notes

Notable Items 1. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. 2. Notable items for the year ended December 31, 2023 noninterest income included $(140) million related to investment securities balance sheet repositioning and capital management actions. 3. Notable items for the year ended December 31, 2023 noninterest expense included $1.0 billion of merger and integration-related charges, $734 million of FDIC special assessment charges, and a $110 million charitable contribution. U.S. Bancorp ©U.S. Bank | Confidential 12